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                                                                   Exhibit 10.29

                    ASSIGNMENT OF REAL ESTATE SALE AGREEMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, BC-GFS II LLC, a Delaware limited liability company ("Assignor"), hereby assigns, transfers and sets over to BC-GFS Settler's Point LLC, a Delaware limited liability company ("Assignee"), all of Assignor's right, title and interest with respect to the real property and improvements commonly known as Settler's Point Apartments, located in Taylorsville, Utah and legally described in Exhibit A attached hereto, under that certain Real Estate Sale Agreement dated March 26, 2003, as modified by Letter Agreement dated as of April 24, 2003 (collectively, the "Agreement"), originally between ERP Operating Limited Partnership, an Illinois limited partnership, as Seller, and Goodman Financial Services, Inc. ("Goodman") as Purchaser, and assigned by Goodman to Assignor pursuant to that certain Assignment of Real Estate Sale Agreement dated as of May 2, 2003.

     DATED this 21 ST day of May, 2003.

     ASSIGNOR:                        BC-GFS II LLC,
                                      a Delaware limited liability company

                                      By:  GFS Equity Management LLC, a
                                           Washington limited liability company,
                                           its manager


                                           By:  /s/ John A.G. Goodman
                                              ----------------------------------
                                                John A.G. Goodman, Manager

     ASSIGNEE:                        BC-GFS SETTLER'S POINT LLC,
                                      a Delaware limited liability company

                                      By:  BC-GFS II LLC, a Delaware limited
                                           liability company, its manager

                                           By:  GFS Equity Management LLC, a
                                                Washington limited liability
                                                company, its manager


                                                By: /s/ John A.G. Goodman
                                                   -----------------------------
                                                    John A.G. Goodman, Manager

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                                    EXHIBIT A

                                LEGAL DESCRIPTION

The land is situated in the State of UTAH, County of SALT LAKE and is described as follows:

PARCEL 1:
Beginning at a point 519.09 feet East and 74.4 feet South from the North Quarter Corner of Section 10, Township 2 South, Range 1 West, Salt Lake Base and Meridian, and running thence Northeasterly 531.42 feet along the arc of a 2939.94 foot radius curve to the left (chord bears North 84E45'18" East 530.70 feet); thence Southeasterly 183.59 feet along the arc of a 250.00 foot radius curve to the left (chord bears South 31E27'42" East 179.50); thence South 52E30'00" East 200.00 feet; thence Southeasterly 112.27 feet along the arc of a
400.00 foot radius curve to the right (chord bears South 44E27'33" East 111.90 feet); thence North 53E35'22" East 30.00 feet; thence North 63E33'32" East
452.19 feet; thence South OE18'45" East 735.88 feet; thence North 88E49'36" West
245.45 feet; thence South 89E23'57" West 195.50 feet; thence South 1E39'37" East
178.82 feet; thence South 37E07'22" West 12.00 feet; thence North 52E52'38" West
31.32 feet; thence North 62E02'48" West 20.58 feet; thence North 45E42'23" West
242.71 feet; thence North OE13'46" East 179.42 feet; thence South 89E28'57" West
140.61 feet; thence North 29E31'53" West 125.71 feet; thence North 89E19'08" West 152.08 feet; thence North OE10'39" West 149.85 feet; thence North 44E21'16" East 38.10 feet; thence North 52E17'32" West 43.79 feet; thence North 48E07'47" West 94.02 feet; thence North 42E21'42" West 131.28 feet; thence North 37E44" 47" West 89.87 feet; thence North 46E10'00" West 124.47 feet; thence North 89E56'00" East 33.28 feet to the point of beginning.

PARCEL 1A:
A Non-exclusive Right of Way, as set forth and defined by that Reciprocal Easement Agreement recorded July 28, 1992, as Entry No. 5300237 in Book 6491 at Page 2338 and being more particularly described as follows:

Beginning at a point which is South 25.91 feet and East 1047.56 feet from the North Quarter Corner of Section 10, Township 2 South, Range 1 West, Salt Lake Base and Meridian, said point being on a 2939.94 foot radius curve to the left (chord bears North 79E34'39" East 30.00 feet); thence Northeasterly along the arc of said curve 30.00 feet to a point on a 220.00 foot radius

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curve to the left (chord bears South 31E27 '42" East 157.96 feet); thence
Southeasterly along the arc of said curve 161.57 feet; thence South 52E30'00" East 200.00 feet to a point on a 430.00 foot radius curve to the right (chord bears South 44E27'34" East 120.29 feet); thence Southeasterly along the arc of said curve 120.69 feet; thence South 53E35'22" West 30.00 feet to a point on a
400.00 foot radius curve to the left (chord bears North 44E27'33" West 111.90 feet); thence Northwesterly along the arc of said curve 112.27 feet; thence North 52E30'00" West 20.00 feet to a point on a 250.00 foot radius curve to the right (chord bears North 31E27'42" West 179.50 feet); thence Northwesterly along the arc of said curve 183.59 feet to the point of beginning.

PARCEL 2:
Beginning at a point 161.45 feet South and 1,807.34 feet East from the North Quarter Corner of Section 10, Township 2 South, Range 1 West, Salt Lake Base and Meridian; and running thence South 63E33'32" West 452.19 feet; thence South 53E35'22" West 30.00 feet; thence Northwesterly 112.27 feet along the arc of a
400.00 foot radius curve to the left (chord bears North 44E27'33" West 111.90 feet); thence North 52E30'00" West 200.00 feet; thence Northwesterly 183.59 feet along the arc of a 250.00 foot radius curve to the right (chord bears North 31E27'42" West 179.50 feet) to the South right of way line of the 4500 South Expressway; thence along said right of way line Northeasterly 800.12 feet along the arc of a 2,939.94 foot radius curve to the left (chord bears North 71E46'50" East 797.66 feet); thence South OOE18'45" East 384.97 feet along the West property line of Fore Lakes Golf Course to the point of beginning.

Together with all those certain rights and rights of ways contained within that certain Reciprocal Easement Agreement dated May 28, 1992 and recorded July 28, 1992 as Entry No. 5300237 in Book 6491 at page 2338 of Official Records.